As filed with the Securities and Exchange Commission on April 9, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX  77027
(Address of principal executive offices) (Zip code)

John A. Blaisdell
4265 San Felipe, Suite 800, Houston, TX  77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 29, 2012

Item 1. Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments (Unaudited)
February 29, 2012

	Shares/ Units	Fair Value
Master Limited Partnerships and Related Companies - 125.0% (1)

Coal - 4.6% (1)
United States - 4.6% (1)
Alliance Holdings GP, L.P. (2)(3)	73,240	$3,684,704
Penn Virginia Resource Partners, L.P. (3)	143,850	3,587,619
		7,272,323
Crude/Natural Gas Production - 11.1% (1)
United States - 11.1% (1)
Breitburn Energy Partners, L.P.	161,750	3,048,987
Chesapeake Midstream Partners, L.P.	71,400	2,039,184
EV Energy Partners, L.P.	39,356	2,799,786
MV Oil Trust (3)	75,175	3,153,591
VOC Energy Trust (3)	257,902	5,596,473
WPX Energy, Inc. (3)	56,666	1,029,055
		17,667,076

Crude/Refined Products Pipelines - 49.2% (1)
United States - 49.2% (1)
Buckeye Partners, L.P. (3)	100,000	5,980,000
Enbridge Energy Management, L.L.C. (3)(4)	498,355	16,829,444
Kinder Morgan, Inc. (3)	263,750	9,294,550
Kinder Morgan Management, LLC (3)(4)	243,773	19,543,263
Magellan Midstream Partners, L.P. (2)(3)	81,700	5,977,989
Plains All American Pipeline, L.P. (2)(3)	82,990	6,863,273
Sunoco Logistics Partners L.P. (3)	130,950	5,113,598

Williams Companies, Inc. (3)	290,000	8,665,200
		78,267,317

Natural Gas/Natural Gas Liquids Pipelines - 27.2% (1)
United States - 27.2% (1)
Eagle Rock Energy Partners, L.P. (3)	483,923	5,269,921
El Paso Pipeline Partners, L.P. (2)(3)	228,500	8,379,095
Energy Transfer Equity, L.P. (2)(3)	257,031	11,178,278
Enterprise Products Partners L.P. (2)(3)	285,330	14,802,920
Spectra Energy Partners, LP (2)(3)	112,319	3,705,404
		43,335,618

Natural Gas Gathering/Processing - 16.1% (1)
United States - 16.1% (1)
Crosstex Energy, Inc. (3)	403,724	5,543,131
Crosstex Energy, L.P. (3)	123,020	2,167,544
MarkWest Energy Partners, L.P. (3)	81,860	4,896,047
Targa Resources Corp. (3)	139,160	6,182,879
Targa Resources Partners L.P. (3)	161,300	6,863,315
		25,652,916

Power/Utility - 4.9% (1)
United States - 4.9% (1)
CenterPoint Energy, Inc. (3)	400,100	7,797,949

Shipping - 11.9% (1)
Republic of the Marshall Islands - 11.9% (1)
Navios Maritime Partners, L.P. (3)	243,640	3,905,549
Teekay LNG Partners L.P. (3)	102,610	4,022,312
Teekay Offshore Partners L.P. (3)	372,613	10,951,096
		18,878,957

Total Master Limited Partnerships and Related Companies (Cost $170,271,973)		$198,872,156

	Principal Amount/Shares
Corporate Bonds - 6.1% (1)		Fair Value
Coal - 4.8% (1)
United States - 4.8% (1)
Arch Coal, Inc., 7.00%, 06/15/2019 (3)(5)	$3,800,000	$3,819,000
Arch Coal, Inc., 7.25%, 06/15/2021 (3)(5)	3,800,000	3,809,500
		7,628,500
Exploration and Production - 1.3% (1)
United States - 1.3% (1)
Saratoga Resources, Inc., 12.50%, 07/01/2016 (3)	2,000,000	2,065,000

Total Corporate Bonds (Cost $9,629,101)		$9,693,500

Short-Term Investment - 1.2% (1)
United States Investment Company - 1.2% (1)
Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 0.00% (6) (Cost $1,864,921)	1,864,921	$1,864,921

Total Investments - 132.3% (1) (Cost $181,765,995)		210,430,577

Other Assets and Liabilities - 2.2% (1)
Credit Facility - (34.7%) (1)		(55,200,000)
Other Assets and Liabilities - 2.4% (1)		3,850,639

Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$159,081,216

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	These securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.
(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements or for written call options.
(4)	Distributions are paid-in-kind.
(5)
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These Securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At February 29, 2012, the aggregate value of these securities was $7,628,500, representing 4.8% of net assets.  These securities are being treated as liquid.

(6)	Rate indicated is the current yield as of February 29, 2012.

Written Call Options held at February 29, 2012

Written Call Options	Expiration Date	Strike Price	Contracts	Fair Value
Alliance Holdings GP, L.P. (1)	April 2012	$ 55.00	244	$ 14,640
Breitburn Energy Partners, L.P.	March 2012	20.00	1,440	14,400
Buckeye Partners, L.P.	May 2012	60.00	1,000	175,000
Crosstex Energy, L.P.	March 2012	17.50	1,400	35,000
Energy Transfer Equity, L.P.	April 2012	45.00	435	17,400
Energy Transfer Equity, L.P. (1)	April 2012	45.00	715	28,600
Inergy. L.P.	April 2012	20.00	1,825	18,250
MarkWest Energy Partners, L.P.	May 2012	60.00	300	52,500
Navios maritime Partners, L.P.	March 2012	17.50	4,000	20,000
Plains All American Pipeline, L.P. (1)	March 2012	77.50	200	112,000
Plains All American Pipeline, L.P. (1)	March 2012	80.00	300	96,000
Plains All American Pipeline, L.P. (1)	March 2012	82.50	300	39,000
Targa Resources Partners Corp	March 2012	44.00	400	196,000
Targa Resources Partners L.P.	March 2012	41.00	538	126,430
Teekay LNG Partners, L.P.	May 2012	40.00	1,020	107,100
Teekay Offshore Partners, L.P.	March 2012	30.00	2,680	80,400
VOC Energy Trust	April 2012	22.50	900	63,000
VOC Energy Trust	April 2012	25.00	1,361	40,830
WPX Energy, Inc.	March 2012	17.50	566	56,600

Total Written Call Options (Premiums received $804,502)				$ 1,293,150

(1) These securities are held by the Subsidiary.

Open Futures Contracts at February 29, 2012
				Fair Value
	Number of Contracts	Month/ Commitment	Notional Value
Futures Contracts

E-mini S&P 500 Index	400	March 2012/Short	$(27,290,000)	$(615,788)
US Treasury Bond	20	June 2012/Short	(2,833,125)	17,656
WTI Crude (1)	26	April 2012/Short	(2,783,820)	35,950

Total Futures Contracts			$(32,906,945)	$(562,182)

(1) This position is held by the Subsidiary.

Open Credit Default Swap Contracts at February 29, 2012 - Buy Protection
				Implied
		Pay/Receive	Termination	Credit	Notional
Counterparty	Reference Entity	Fixed Rate	Date	Spread (1)	Value (2)	Fair Value (3)
Morgan Stanley	CDX.NA.HY.17	5.00%	12/20/2016	5.48%	$16,005,000	$163,251

Total Credit Default Swaps						$163,251

(1)
Implied credit spread represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment performance risk of the credit default swap contract.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as of credit protection if a credit even occurs as defined under the terms of the particular swap agreement.

(3)	Fair value includes upfront payment paid of $1,195,070 and unrealized depreciation of $1,031,819.

Open Equity Swap Contracts at February 29, 2012 - Short Positions

Counterparty	Reference Entity	Maturity Date	Notional Value	Fair Value
Morgan Stanley	Energy Transfer Partners, L.P. (1)	2/11/2014	$(9,326,845)	$62,571
Morgan Stanley	Inergy, L.P. (1)	2/11/2014	(997,360)	40,300
Morgan Stanley	Linn Energy, LLC (1)	2/11/2014	(2,001,492)	(20,458)
Morgan Stanley	Niska Gas Storage Partners LLC (1)	2/11/2014	(182,200)	(10,221)
Morgan Stanley	Nustar Energy L.P. (1)	2/11/2014	(3,659,470)	(62,328)

Total Equity Swaps				$9,864

(1)	This position is held by the Subsidiary.

1.  ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. On April 21, 2011 the Fund issued 4,000 shares in the amount of $25 per share in exchange for $100,000 of seed capital. The Fund has authorized 6,400,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series.  The Fund commenced operations on May 25, 2011.  The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to stockholders. The Fund pursues its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is wholly owned and controlled by the Fund, and is therefore consolidated in the Fund’s financial statements.  The Subsidiary was formed on May 2, 2011, and has been consolidated since its formation. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”).

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  The Consolidated Schedule of Investments includes the investments of the Fund and it's Subsidiary.  All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT VALUATION

The Fund’s Board of Trustees (“Board”) has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor Valuation Committee (as defined below) of the Funds’ valuation policies that the Board of the Fund has approved for purposes of determining the value of securities held by the Fund.

The Fund’s Board has authorized the establishment of a valuation committee of the Adviser (“Adviser’s Valuation Committee”). The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Fund’s administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Fund will determine the price of the security pursuant to the fair value procedures approved by the Board.

Equities

The Fund intends to primarily own securities that are listed on securities exchanges or that are traded in over-the-counter markets. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

A publicly traded equity security acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and will be periodically reassessed and likely reduced over the anticipated restricted period.

Restricted Securities

The Fund may invest up to 50% of its total assets in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a value and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Fund’s Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

Debt

Debt securities will be valued at evaluated prices supplied by a pricing vendor. Pricing vendors consider market transactions and various other relevant factors in determining market values. Short-term instruments purchased with a remaining maturity of 60 days or less, maturing at par and of sufficient credit rating, will be valued at amortized cost.

Derivatives

Futures contracts are valued at the final settlement price on the exchange on which they are principally traded.  Exchange traded option contracts are valued at the last bid/ask price for options held long/short, respectively, from any exchange on which the option is listed.  Credit default swap contracts are fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance.  Equity swaps are valued based on the value of the underlying security, accrued interest and the terms of the specific contract.

(d) FUTURES

The Fund entered into futures contracts to manage exposure to interest rate, equity and market price movements, and commodity prices.  A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency, or commodity for a fixed price at a future date.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is subject to market risk based on the volatility of the underlying security or index linked to the specific contract.

(e) SWAPS

The Fund entered into credit default swap contracts (“CDS”) to manage credit risk.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. In a CDS the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation. Credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the fair value of the referenced obligation and the swap’s notional amount is recorded as realized gain (for protection purchased) or loss (for protection sold) in the Consolidated Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. CDS are stated at fair value and are presented as an asset or liability on the Consolidated Statement of Assets, Liabilities, and Stockholders’ Equity, with changes in the daily value recognized as unrealized gains (losses) in the Consolidated Statement of Operations. A realized gain or loss is recorded upon the termination of the CDS or on a reset date when the Fund receives or makes payment. Upon entering into a CDS,  the Fund will either receive or pay an upfront payment based upon the difference between the initial transaction price and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed and are settled net at closing.

The Fund entered into equity swaps to manage its exposure to the market or certain sectors of the market.

In an equity swap, cash flows are exchanged based on a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount.  The market-linked return may include among other things, the total return of a security or index.  When an equity swap is reset or terminated, the Fund records a realized gain or loss equal to the difference between the close-out or reset price and the original contract price.  Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the swap contracts.

Entering into these swap agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets, Liabilities and Stockholders’ Equity. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

(f) OPTIONS

The Fund writes equity call options as a source of additional income as part of its investment strategy. Premiums received by the Fund for written call options are initially recorded in the Consolidated Statement of Assets, Liabilities, and Stockholders’ Equity as a liability and adjusted to fair value at the first valuation date.  The amount of the liability is adjusted daily to reflect the current market value of the written call option and any change in fair value is recorded as unrealized appreciation or depreciation. Written call options give the buyer the right to purchase the underlying security at a specified price. The writer of an option is exposed to the risk of loss if the market price of the underlying asset increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount in the case of written call options. Premiums received from written call options that expire are treated as realized gains. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending on whether the cost of the close out position is less than or greater than the premium received when the option was written. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received.

(g) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing partner typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interest, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in the MLPs consist of limited partners or member interest’s ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level and tax on certain corporate dividends). Currently, most MLPs operate in the energy and/or natural resource sector.

(h) SECURITY TRANSACTIONS

      Security transactions are accounted for on a trade date basis.  Realized gains and losses are reported using the specific identification cost basis.

(i)  FEDERAL TAX INFORMATION

      As of February 29, 2012, the Fund’s tax cost was $181,610,950, resulting in accumulated net unrealized appreciation of $28,819,627, consisting of $29,984,934 in gross unrealized appreciation and $1,165,307 in gross unrealized depreciation.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

(j ) USE OF ESTIMATES

      The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts in the Consolidated Schedule of Investments.  Actual results could differ from those estimates and such differences may be significant.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

As discussed in the preceding notes, the Fund may use derivative financial instruments as part of its management strategy. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. All derivative financial instruments will be recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Consolidated Statement of Operations.

Values of certain derivatives executed with the same counterparty are recorded on a net-by-counterparty basis where a legal right of offset exists under an enforceable netting agreement in conformity with U.S. GAAP.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Consolidated Statement of Operations. For the period December 1, 2011 through February 29, 2012, the Fund’s use of derivatives included futures, equity options and swap contacts.  The financial statement treatment and impact can be found in the tables below.

		Assets			Liabilities
Derivatives	Description		Fair Value	Description		Fair Value
Market Risk Contracts:
Futures contracts	Receivable for variation margin on futures*		$17,656	Payable for variation margin on futures*		$(615,788)
Commodity Risk Contracts:
Futures contracts	Receivable for variation margin on futures*		35,950	Payable for variation margin on futures		-
Equity Contracts:
Swap contracts	Net unrealized gain (loss) on swaps		102,871	Net unrealized gain (loss) on swaps		(93,007)

Written call options			-	Written call options at fair value		(1,293,150)
Credit Contracts:
Swap contracts	Net unrealized gain (loss) on swap**		163,251	Net unrealized gain (loss) on swap		-
Total			$ 319,728			$ (2,001,945)

*   Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Consolidated Statements of Assets, Liabilities, and Stockholder’s Equity.

** Fair value includes the upfront payments paid on the swaps of $1,195,070 and unrealized depreciation of $1,031,819.

Consolidated Statement of Operations
The effect of derivative instruments on the Consolidated Statement of Operations for the period December 1, 2011 through February 29, 2012.

Derivatives	Amount of Net Realized Gain (Loss) on Derivatives
Market Risk Contracts:
Futures contracts	$ (2,048,452)
Commodity Risk Contracts:
Futures contracts	(171,493)
Equity Contracts:
Swap contracts	(59,905)
Written Call Options	451,099
Credit Contracts:
Swap contracts	(839,519)
Total	$ (2,668,270)

Derivatives	Change in Net Unrealized Appreciation/ Depreciation on Derivatives
Market Risk Contracts:
Futures contracts	$ (629,493)
Commodity Risk Contracts:
Futures contracts	80,297
Equity Contracts:
Swap contracts	9,864
Written call options	(561,477)
Credit Contracts:
Swap contracts	(371,342)
Total	$ (1,472,151)

Transactions in written options contracts for the period December 1, 2011 through February 29, 2012, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2011	14,606	$ 641,740
Options written	22,974	946,994
Options exercised	(825)	(57,305)
Options expired	(13,831)	(451,099)
Options covered	(3,300)	(275,828)
Outstanding at February 29, 2012	19,624	$ 804,502

The average monthly notional value of futures contracts sold short, written call options, credit default swap contracts where protection was purchased, and equity swap contracts during the period from December 1, 2011 to February 29, 2012 were $35,927,683, $27,085,533, $15,690,333 and $5,389,122, respectively.

4.  FAIR VALUE MEASUREMENTS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluated quotes in active markets, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

				Total
Description	Level 1	Level 2	Level 3	Investments
Assets
Debt Securities:
Corporate Bonds(a)	$-	$9,693,500	$-	$9,693,500
Total Debt Securities	-	9,693,500	-	9,693,500
Derivative Securities:
Credit Default Swaps(b)	-	163,251	-	163,251
Equity Swaps	-	9,864		9,864
Total Derivative Securities:	-	173,115	-	173,115
Equity Securities:
Master Limited Partnership and Related Companies	198,872,156	-	-	198,872,156
Total Equity Securities	198,872,156	-	-	198,872,156
Registered Investment Company:
Money Market Fund	1,864,921	-	-	1,864,921
Total Registered Investment Company	1,864,921		-	1,864,921
Total Assets	$200,737,077	$9,866,615	-	$210,603,692
Liabilities
Derivative Securities:
Futures Contracts	$562,182	$-	-	$562,182
Written Option Contracts	1,293,150	-	-	1,293,150
Total Liabilities	$1,855,332	$-	-	$1,855,332
(a)	All other industry classifications are identified in the Consolidated Schedule of Investments.
(b)	Fair value includes the upfront payment paid of $1,195,070 and unrealized depreciation of $1,031,819.

The Fund determines significant transfers between fair value hierarchy levels at the end of the reporting period. There were no significant transfers between Levels 1 and 2 as of February 29, 2012 from the valuation input levels used on December 1, 2011.

5.  CREDIT FACILITY

On June 23, 2011 the Fund entered into a $55 million secured revolving credit facility with Bank of America Merrill Lynch (“BOAML”). Outstanding loan balances accrue interest daily at a rate equal to one Month LIBOR plus 0.95%. The Fund will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period December 1, 2011 through February 29, 2012 was approximately $40,700,000 and 1.22%, respectively. At February 29, 2012, the principal balance outstanding was $38,300,000 at an interest rate of 1.19%.

On July 19, 2011, the Subsidiary entered into a $14 million secured revolving credit facility with BOAML.  On February 7, 2012 the facility limit for the Subsidiary was increased to $20 million. Outstanding loan balances accrue interest daily at a rate equal to one month LIBOR plus 0.95%. The Subsidiary will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period December 1, 2011 through February 29, 2012 was approximately $14,200,000 and 1.22%, respectively. At February 29, 2012, the principal balance outstanding was $16,900,000 at an interest rate of 1.19%.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title)         /s/ Greg A. Reid
                                       Greg A. Reid, President & Chief Executive Officer

Date           April 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/ Greg A. Reid
                                                   Greg A. Reid, President & Chief Executive Officer

Date          April 9, 2012

By (Signature and Title)         /s/ John E. Price
                                                   John E. Price, Treasurer & Chief Financial Officer

Date            April 9, 2012